Exhibit 24

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Anne L. Arvia
Anne L. Arvia
Director

Date: 2/14/12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Deborah M. Fretz
Deborah M. Fretz
Director

Date: 2/13/12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Ernst A. Haberli
Ernst A. Haberli
Director

Date: 2/17/12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Brian A. Kenney
Brian A. Kenney
Director

Date: 2-20-12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Mark G. McGrath
Mark G. McGrath
Director

Date: Feb. 14, 2012

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ James B. Ream
James B. Ream
Director

Date: 2/14/12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Robert J. Ritchie
Robert J. Ritchie
Director

Date: 2/17/12

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ David S. Sutherland
David S. Sutherland
Director

Date: Feb 11, 2012

POWER OF ATTORNEY

The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such Director’s name, and on behalf of GATX Corporation, the Annual Report on Form 10-K for the year ended December 31, 2011, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Casey J. Sylla
Casey J. Sylla
Director

Date: 2/14/12